Semiannual Report

Short-Term
U.S. Government
Fund

November 30, 1999

T. Rowe Price

Report Highlights

Short-Term U.S. Government Fund

o Interest rates rose and bond prices fell during the six months ended November 30, limiting the returns of short-term bond funds.

o Your fund outperformed its benchmarks during the period, though market returns were modest.

o We focused on mortgage- and asset-backed securities that offer stable cash flows, high liquidity, and reduced interest rate sensitivity.

o High yields and the Federal Reserve's proactive moves against inflation provide a strong fundamental backdrop for the bond market.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

Fellow Shareholders

Robust U.S. economic strength combined with a gathering recovery overseas pushed interest rates higher and bond prices lower over the past six months. The Federal Reserve, acting to preempt inflationary pressures, raised key short-term interest rates three times, rescinding its three rate cuts of fall 1998. For the 6- and 12-month periods ended November 30, short-term bond funds underperformed money market funds (which benefit from rising rates) but held up better than intermediate-term bond funds.

MARKET ENVIRONMENT

     The extraordinary strength and endurance of the U.S. economy has produced virtually unprecedented prosperity for workers and investors alike-but the past six months were unkind to fixed income investors. In all, 1999 was one of the most difficult years in recent memory for the bond market. Third quarter GDP growth was revised upward to 5.5%, and the unemployment rate remained at a 30-year low of 4.1%. International economies also continued to improve, as reflected in stronger U.S. exports and firmer commodity and import prices. While there are some signs of higher costs, the extent to which inflation has been held in check is remarkable. Both the closely watched employment cost index and the wage component of the GDP report have shown only modest increases. Clearly technology and increased globalization have played significant roles in containing costs, reducing pricing power, and improving productivity and efficiency. These trends, combined with the Fed's sound monetary policy, are very positive for bonds in the long term.

Interest Rate Levels

              5-Year Treasury Note   2-Year Treasury Note   1-Year Treasury Note

11/30/98      4.62                   4.64                   4.59
              4.59                   4.61                   4.59
              4.56                   4.59                   4.51
2/99          5.11                   5.05                   4.82
              5.12                   4.99                   4.72
              5.15                   5.03                   4.73
5/99          5.51                   5.35                   4.93
              5.76                   5.61                   5.11
              5.75                   5.59                   5.07
8/99          5.71                   5.61                   5.19
              5.81                   5.66                   5.24
              6.09                   5.92                   5.51
11/30/99      6.03                   5.96                   5.65

     As shown in the chart, one-year Treasury note yields rose 70 basis points in the six months ended November 30 and more than a full percentage point over the past year (100 basis points equal one percentage point). Five-year Treasury note yields rose 52 basis points for the six months and 141 basis points for the longer period.

     Mortgage securities held up better than Treasuries because rising rates caused a reduction in mortgage prepayments (which occur when homeowners refinance). This helped to stabilize cash flows and moderate volatility for mortgage-backed securities. Early in the period, increasing volatility and a lack of liquidity hampered the mortgage market and drove the yield advantage of mortgage securities over Treasuries to an extreme level. From September on, this yield advantage, or risk premium, diminished, and mortgages were among the top-performing segments of the fixed income markets. Asset-backed securities also did well.

PERFORMANCE AND STRATEGY REVIEW

     The fund's 1.86% return for the six months ended November 30 was modest in absolute terms but ahead of its Lipper peer group average and the Salomon Smith Barney 2-Year Treasury Note Index. The strong relative performance of mortgage- and asset-backed sectors over the past three months aided results. One-year performance was mixed, falling behind the Lipper category but matching the two-year index. We were unable to make up the ground we lost to the Lipper average in the six months ended May 31, when our longer duration strategy had hurt results. (Duration is a measure of a bond fund's sensitivity to interest rates; for example, a duration of two years means the fund's share price will rise or fall about 2% for each one-percentage-point fall or rise in interest rates.) Duration stood at 2.2 years at the end of the period, a level we consider short to neutral versus our benchmarks. Please note that in the since-inception Performance Comparison chart on page 6 of this report, we have eliminated one of the two unmanaged benchmarks we used to gauge fund performance. We will no longer use the Salomon Smith Barney 6-Month Treasury Bill Index, since over time the fund has evolved a consistently longer duration strategy. The Salomon Smith Barney 2-Year Treasury Note Index will remain, as it corresponds more closely with our normal duration. The fund's return was generated entirely by income over the past six and 12 months, as the share price fell to $4.56 on November 30 from $4.71 a year ago and $4.60 on May
     31. Income remained steady at $0.12 per share for the past six months, as shown in the table on page 5. The fund's six-month dividend yield rose to 5.51% from 5.47% on May 31.

Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 11/30/99              6 Months         12 Months
--------------------------------------------------------------------------------

Short-Term
U.S. Government Fund                   1.86%             2.16%

Salomon Smith Barney
2-Year Treasury Note Index             1.61              2.16

Lipper Average of Short
U.S. Government Funds                  1.51              2.83

     During the period, we shifted our mortgage holdings toward more liquid, more conservative collateralized mortgage obligations (CMOs) that have stable cash flows and are less interest rate sensitive. Mortgage market fundamentals remain excellent, with refinancing decreasing, supply falling, and mortgage rates close to their two-year high. CMO issuance increased late in the period and liquidity remained good. We expect banks and agencies, which have been sidelined recently, to step up their purchases of mortgage-backed securities after the New Year.

     We also increased holdings of asset-backed securities, both because of their stable cash flows and reduced interest rate sensitivity and because we believe well- selected securities offering a yield advantage over Treasuries represent good value under current conditions. Other recent purchases have been focused on high-quality, highly liquid corporate bonds, which should be somewhat less interest rate sensitive than Treasuries and also offer attractive yields. Given the likelihood of another Fed rate hike, duration strategy will remain short to neutral. We also added a position in Treasury inflation protected securities, anticipating that the consumer price index would rise from historically low levels. These securities have performed well. The fund's cash position was increased as a precaution against potential shareholder redemptions due to Y2K concerns.

OUTLOOK

     We expect the year 2000 to be more favorable for bond investors. Neither inflation nor long-term interest rates are likely to rise significantly from current levels, though another Fed rate hike is probable in the first quarter of 2000. Economic growth should moderate eventually to an annual rate of 3.5% or slightly lower. U.S. consumer demand will likely slow, since mortgage refinancing (a source of spendable cash) has dried up and because the recent rise in oil prices will act like a tax increase on consumers. Given the Fed's proactive stance and the positive influence of technological advancements, including the Internet, we expect inflation to remain below 3%. In that environment, the higher yields available on mortgage- and asset-backed securities remain very attractive. We believe the Short-Term U.S. Government Fund is well positioned to deliver results more in line with its long-term average in the years ahead.

     Thank you for investing with T. Rowe Price.


     Respectfully submitted,





     Connice A. Bavely
     President and Chairman of the Investment Advisory Committee

     December 17, 1999


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------


Portfolio Highlights
--------------------------------------------------------------------------------
KEY STATISTICS

                                                5/31/99           11/30/99
--------------------------------------------------------------------------------

Price Per Share                                  $4.60              $4.56

Dividends Per Share

   For 6 months                                   0.12               0.12

   For 12 months                                  0.25               0.25

Dividend Yield *

   For 6 months                                   5.47%              5.51%

   For 12 months                                  5.62               5.59

30-Day Standardized Yield                         4.69               5.69

Weighted Average Maturity (years)                 3.0                2.6

Weighted Average Effective Duration (years)       2.2                2.2

Weighted Average Quality **                       AAA                AAA

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.


SECTOR DIVERSIFICATION

                                            Percent of         Percent of
                                            Net Assets         Net Assets
                                               5/31/99           11/30/99
--------------------------------------------------------------------------------

Mortgage-Backed Securities                         57%                50%

U.S. Government Obligations                        27                 25

Asset-Backed Securities                             8                 11

Corporate Bonds and Notes                           5                  7

Money Market Funds                                  2                  7

Other Assets Less Liabilities                       1                  -

Total                                             100%               100%



T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------



Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Short-term U.S. Government Fund
     ---------------------------------------------------------------------------

                       Salomon Smith Barney                 Short-Term
                            2-Year Treasury            U.S. Government
                                 Note Index                       Fund

9/30/91                              10,000                     10,000
11/91                                10,200                     10,153
11/92                                10,930                     10,545
11/93                                11,599                     10,846
11/94                                11,675                     10,841
11/95                                12,889                     11,940
11/96                                13,604                     12,586
11/97                                14,402                     13,280
11/98                                15,409                     14,228
11/99                                15,742                     14,535


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
Periods Ended 11/30/99     1 Year   3 Years    5 Years    Inception         Date
--------------------------------------------------------------------------------

Short-Term
U.S. Government Fund        2.16%     4.92%      6.04%        4.69%     9/30/91

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.



T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                     11/30/99   5/31/99   5/31/98   5/31/97   5/31/96   5/31/95

NET ASSET VALUE
Beginning of
  period                $4.60     $4.65     $4.62     $4.59     $4.67     $4.65

Investment activities

 Net investment income   0.12*     0.25*     0.27*     0.28      0.28*     0.26*

 Net realized and
 unrealized gain
 (loss)                 (0.04)    (0.05)     0.03      0.03     (0.08)     0.01

 Total from
 investment
 activities              0.08      0.20      0.30      0.31      0.20      0.27

Distributions

 Net investment
 income                 (0.12)    (0.25)    (0.27)    (0.27)    (0.27)    (0.24)

 Tax return of capital      -         -         -     (0.01)    (0.01)    (0.01)

 Total distributions    (0.12)    (0.25)    (0.27)    (0.28)    (0.28)    (0.25)

NET ASSET VALUE
End of period           $4.56     $4.60     $4.65     $4.62     $4.59     $4.67
                        --------------------------------------------------------

Ratios/Supplemental Data

Total return (diamond)  1.86%*    4.39%*    6.71%*    6.90%*     4.31%*   6.14%*

Ratio of total
expenses to average
net assets              0.70%*!   0.70%*    0.70%*    0.70%*     0.70%*   0.59%*

Ratio of net
investment income
to average
net assets              5.43%*!   5.42%*    5.88%*    6.05%*     5.93%*   5.48%*

Portfolio turnover
rate                    72.8%!   145.3%    107.5%     82.9%     152.8%   100.0%

Net assets,
end of period
(in thousands)       $131,337  $134,227  $109,863  $ 92,697    $98,529  $112,387


(diamond)   Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming
            reinvestment of all distributions.
*           Excludes expenses in excess of a 0.70% voluntary expense limitation in effect through 5/31/00, and a 0.60% voluntary expense limitation in effect through 2/28/95.
!           Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited                                                     November 30, 1999


Statement of Net Assets                                       Par        Value
--------------------------------------------------------------------------------
                                                                In thousands

U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  48.1%

U.S. Government Agency ARM  1.8%
Federal National Mortgage Assn.

    5.745%, 3/1/20                                     $       64   $       63

    5.75%, 2/1/16 - 7/1/27                                    691          677

    5.754%, 5/1/31                                            209          206

    5.765%, 3/1/19                                              8            8

    5.771%, 5/1/24                                             91           89

    5.783%, 11/1/19                                           667          653

    5.812%, 5/1/17 - 11/1/20                                  490          481

    5.875%, 11/1/17                                            56           55

    6.68%, 11/1/21                                            122          123

    6.817%, 10/1/14                                            10            9

                                                                         2,364

U.S. Government Agency Obligations  39.2%
Federal Home Loan Banks, 6.25%, 10/15/20                    5,880        5,727

Federal Home Loan Mortgage

    7.75%, 8/15/21                                          2,052        2,065

  5 year balloon

    6.50%, 4/20/01                                          2,522        2,514

    7.00%, 1/1/00 - 9/1/01                                  1,669        1,673

    8.00%, 2/1/00                                               7            7

  7 year balloon

    6.50%, 12/1/99 - 6/10/01                                1,749        1,745

    7.00%, 1/1/00 - 8/1/01                                    878          881

  REMIC

    5.75%, 6/15/10                                          2,000        1,985

    5.85%, 11/15/17                                           323          322

Federal National Mortgage Assn.

    6.00%, 7/1/13 - 11/18/17                                7,305        7,116

  7 year balloon

    7.00%, 6/1 - 9/1/03                                     3,478        3,491

    7.50%, 8/1/01                                             126          127

  REMIC

    5.75%, 6/25/06                                            549          545

    6.00%, 10/18/14 - 5/18/17                               6,000        5,909

    6.10%, 8/25/21                                          1,408        1,388

Federal National Mortgage Assn.

  REMIC

    6.50%, 6/18/11                                     $    5,000   $    4,923

    7.00%, 4/18/22                                          4,000        3,997

    Principal Only, 9/25/00 - 10/25/21                      7,796        7,093

                                                                        51,508

U.S. Government Guaranteed Obligations  7.1%
Government National Mortgage Assn.

  I, 11.50%, 3/15/10 - 12/15/15                             1,432        1,614

  REMIC

    6.00%, 10/16/25                                         5,000        4,851

    9.00%, 7/20/23                                          2,852        2,896

                                                                         9,361

Total U.S. Government Mortgage-Backed
Securities (Cost  $64,443)                                              63,233


U.S. GOVERNMENT OBLIGATIONS  22.6%

U.S. Treasury Obligations  22.6%

U.S. Treasury Inflation-Indexed Notes, 3.625%, 7/15/02      5,241        5,204

U.S. Treasury Notes

    5.25%, 8/15/03                                          1,300        1,263

    5.50%, 5/31/03                                          8,200        8,043

    5.75%, 11/30/02                                         1,350        1,339

    6.25%, 8/31/02                                          1,000        1,004

    6.25%, 2/15/03                                          5,000        5,021

    6.625%, 4/30/02                                         7,750        7,853

Total U.S. Government Obligations (Cost  $30,010)                       29,727

NON-GOVERNMENT ASSET-BACKED
SECURITIES  12.7%

Auto-Backed  7.1%

BMW Vehicle Owner Trust, VR, 6.54%, 4/25/04                 1,250        1,242

CIT RV Trust, 6.35%, 4/15/11                                1,500        1,493

Ford Credit Auto Owner Trust, VR, 6.40%, 10/15/02           1,300        1,305

GMAC Commercial Mortgage Securities, 6.15%, 5/15/35         1,864        1,789

MMCA Automobile Owner Trust, VR, 6.80%, 8/15/03             1,500        1,499

Onyx Acceptance Grantor Trust, 6.76%, 5/15/04               2,000        1,990

                                                                         9,318

Credit Card-Backed  2.7%

Prime Credit Card Master Trust, 6.75%, 11/15/05            $2,000       $2,003

World Financial Network Credit Master Trust, VR
    5.711%, 7/15/06                                         1,500        1,497

                                                                         3,500

Non-Government Agency ARM  1.8%

Puget Sound Energy Conservation, 6.23%, 7/11/02             2,164        2,155

Ryland Mercury Savings Trust, VR, 6.179%, 10/15/18            211          211

                                                                         2,366

Receivables-Backed  1.1%
Case Equipment Loan Trust, VR, 5.77%, 8/15/05               1,500        1,466

                                                                         1,466

Total Non-Government Asset-Backed Securities (Cost  $16,742)            16,650


CORPORATE BONDS AND NOTES  9.0%

Finance and Credit  2.8%
Associates Corp. N.A., MTN, 6.90%, 7/29/02                  3,600        3,607

                                                                         3,607

Investment Dealers  1.0%
Merrill Lynch, 8.00%, 2/1/02                                1,220        1,249

                                                                         1,249

Retail  1.5%
Wal-Mart Stores, Sr. Notes, 6.15%, 8/10/01                  2,000        1,987

Telephone  1.5%
Southwestern Bell Telephone, 6.375%, 4/1/01                 2,000        2,000

                                                                         2,000

U.S. Government Guaranteed Obligations  2.2%
Federal Home Loan Mortgage, Deb., 5.50%, 5/15/02            3,000        2,940

                                                                         2,940

Total Corporate Bonds and Notes (Cost  $11,907)                         11,783


MONEY MARKET FUNDS  7.0%

Reserve Investment Fund, 5.65% #                            9,188        9,188

Total Money Market Funds (Cost $9,188)                                   9,188

Total Investments in Securities
99.4% of Net Assets (Cost  $132,290)                                  $130,581

Other Assets Less Liabilities                                              756

NET ASSETS                                                            $131,337
                                                                    ----------

Net Assets Consist of:

Accumulated net investment income - net of distributions                 $(562)

Accumulated net realized gain/loss - net of distributions              (24,172)

Net unrealized gain (loss)                                              (1,709)

Paid-in-capital applicable to 28,801,370 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized       157,780

NET ASSETS                                                            $131,337
                                                                    ----------

NET ASSET VALUE PER SHARE                                                $4.56
                                                                    ----------

    #   Seven-day yield
  ARM   Adjustable Rate Mortgage
  MTN   Medium Term Note
REMIC   Real Estate Mortgage Investment Conduit
   VR   Variable rate

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                    11/30/99

Investment Income
Interest income                                                       $4,051

Expenses
  Investment management                                                  237
  Shareholder servicing                                                  102
  Custody and accounting                                                  71
  Prospectus and shareholder reports                                      27
  Registration                                                            10
  Legal and audit                                                          9
  Directors                                                                3
  Miscellaneous                                                            2
  Total expenses                                                         461
  Expenses paid indirectly                                                (1)
  Net expenses                                                           460
Net investment income                                                  3,591

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                  (971)

Change in net unrealized gain or loss on securities                     (302)

Net realized and unrealized gain (loss)                               (1,273)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                 $2,318
                                                                   ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                6 Months                Year
                                                   Ended               Ended
                                                11/30/99             5/31/99

Increase (Decrease) in Net Assets
Operations

  Net investment income                        $   3,591           $   7,073

  Net realized gain (loss)                          (971)               (280)

  Change in net unrealized gain or loss             (302)             (1,543)

  Increase (decrease) in net
  assets from operations                           2,318               5,250

Distributions to shareholders
  Net investment income                           (3,591)             (7,016)

Capital share transactions *

  Shares sold                                     21,081              84,077

  Distributions reinvested                         3,170               6,135

  Shares redeemed                                (25,868)            (64,082)

  Increase (decrease) in net
  assets from capital
  share transactions                              (1,617)             26,130

Net Assets
Increase (decrease) during period                 (2,890)             24,364

Beginning of period                              134,227             109,863

End of period                                  $ 131,337           $ 134,227
                                               -----------------------------
*Share information

  Shares sold                                      4,608              17,920

  Distributions reinvested                           693               1,311

  Shares redeemed                                 (5,654)            (13,684)

  Increase (decrease) in shares outstanding         (353)              5,547


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Short-Term U.S. Government Fund
--------------------------------------------------------------------------------
Unaudited                                                   November 30, 1999


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Short-Term U.S. Government Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1991.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation   Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts   Premiums and discounts on debt securities, other
     than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other   Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $14,374,000 and $8,203,000, respectively, for the six months ended November 30, 1999. Purchases and sales of U.S. government securities aggregated $28,742,000 and $43,011,000, respectively, for the six months ended November 30, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has capital loss carryforwards for federal income tax purposes of $22,972,000, of which $12,085,000 expires in 2000, $5,229,000 in 2001, and $5,658,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $132,290,000. Net unrealized loss aggregated $1,709,000 at period-end, of which $148,000 related to appreciated investments and $1,857,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $37,000 was payable at November 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through May 31, 2000, which would cause the fund's ratio of total expenses to average net assets to exceed 0.70%. Thereafter, through May 31, 2002, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.70%. Pursuant to this agreement, $40,000 of management fees were not accrued by the fund for the six months ended November 30, 1999, and $92,000 of management fees remain unaccrued from a prior period. Additionally, $266,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through May 31, 2000.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $135,000 for the six months ended November 30, 1999, of which $28,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1999, totaled $364,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     Investment Services And Information


          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.


          ACCOUNT SERVICES

          Checking Available on most fixed income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*AccessR and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe
          Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal

          Strategy Planner, Retirees Financial Guide, and Retirement Planning
          Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered
in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th  Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price, Invest With Confidence, registered trademark

T. Rowe Price Investment Services, Inc., Distributor.          F69-051  11/30/99